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                                                                   EXHIBIT 10.34


      Amendment No. 1 dated as of December 27, 1996 (the "Amendment") to Master
                Security Agreement dated as of October 24, 1996
                       (the "Master Security Agreement")
               between the CIT Group/Equipment Financing, Inc. as
          Secured Party, and Coast Hotels and Casinos, Inc. as Debtor


Secured Party and Debtor desire, pursuant to the terms hereof, to amend the Master Security Agreement as follows:

1. Notwithstanding anything to the contrary contained in the Master Security Agreement, the parties agree that each Schedule executed in accordance with the Master Security Agreement shall: (a) incorporate all of the terms and conditions of the Master Security Agreement, (b) contain such additional terms that the parties shall agree upon and, (c) constitute an agreement separate and distinct from the Master Security Agreement and any other Schedule.

2. In the event of a conflict between the provisions of the Master Security Agreement and a Schedule, the provisions of the Schedule shall prevail with respect to that Schedule.

3. This Amendment shall govern any and all Schedules executed in accordance with the Master Security Agreement whether now or hereafter executed.

4.  Miscellaneous

    (a) All capitalized terms used herein and not otherwise defined shall have the same definitions as set forth in the Master Security Agreement.

    (b) This Amendment shall be binding on the parties hereto and their respective successors and assigns.

    (c) This Amendment may be executed in counterparts with the same effect as if all parties had signed the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


Secured Party:                             Debtor:
The CIT Group/Equipment                     Coast Hotels & Casinos, Inc.
Financing, Inc.

By: /s/ J.E. PALMER                         By:   /s/ Gage Parrish
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Title: SENIOR CREDIT OPERATIONS MANAGER     Title:    VP & CFO
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